UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2014

BEST BUY CO., INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 31, 2014, the Board of Directors (the “Board”) of Best Buy Co., Inc. (“Best Buy,” the “Company” or the “registrant”) elected J. Patrick Doyle as a director, effective immediately. Mr. Doyle is currently the president and chief executive officer of Domino’s Pizza, Inc., a world leader in pizza delivery and the second largest pizza company in the world.

Mr. Doyle will be appointed to serve on a Board committee at a later date. Committee assignment(s), once determined, will be disclosed by the registrant in a Current Report on Form 8-K.

Mr. Doyle will be compensated in accordance with the registrant’s standard compensation policies and practices for the Board, the components of which were disclosed in the registrant’s Proxy Statement for its 2014 Regular Meeting of Shareholders filed with the Securities and Exchange Commission on April 29, 2014, in the section titled “Director Compensation”.

There are no transactions or relationships between the registrant and Mr. Doyle that are reportable under Item 404(a) of Regulation S-K.

Mr. Doyle is expected to stand for election to the registrant's Board at the 2015 Regular Meeting of Shareholders.

Item 7.01	Regulation FD Disclosure.

On November 3, 2014, Best Buy issued a news release announcing the appointment of Mr. Doyle to the Board as described above under Item 5.02. A copy of the news release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that Section unless the registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act, of the Securities Exchange Act of 1934, as amended.

Best Buy's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibit 99.1 is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
99.1
News release issued November 3, 2014. Any internet address provided in this release is for information purposes only and is not intended to be a hyperlink. Accordingly, no information at any internet address is included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: November 3, 2014	By:	/s/ KEITH J. NELSEN
Keith J. Nelsen
Executive Vice President, General Counsel and Secretary